Foundations Dynamic Core ETF

FDCE

Foundations Dynamic Growth ETF

FDGR

Foundations Dynamic Value ETF

FDVL

Foundations Dynamic Income ETF

FDTB

each a series of Two Roads Shared Trust

Supplement dated May 21, 2025
to the Prospectus and Statement of Additional Information (the “SAI”)

of the Funds each dated November 30, 2024

The Board of Trustees of Two Roads Shared Trust (the “Trust”) has concluded, based upon the recommendation of Regents Park Funds, LLC and Foundations Investment Advisors, LLC, that it is in the best interests of each of the Foundations Dynamic Core ETF, Foundations Dynamic Growth ETF, Foundations Dynamic Value ETF, and Foundations Dynamic Income ETF (each a “Fund” and together the “Funds”) and its shareholders that each Fund be liquidated. Pursuant to the Plan of Liquidation with respect to each Fund (each a “Plan” and together the “Plans”) each approved by the Board of Trustees, each Fund will be liquidated and dissolved on or about June 20, 2025 (the “Liquidation Date”).

The last day of trading of each Fund’s shares on Cboe BZX Exchange, Inc. (“Cboe”) will be June 13, 2025 (the “Closing Date”), which will also be the last day each Fund will accept orders for new creation units or redemption orders from Authorized Participants (as defined in the Prospectus and SAI). Shareholders may sell their holdings in any of the Funds in the secondary market until the end of the trading day on the Closing Date and customary brokerage charges may apply to these transactions. Prior to the Closing Date, each Fund is expected to deviate from its stated investment strategies and will no longer be managed to meet its investment objective. From the Closing Date, through the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Funds’ shares during this time period. Each Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on the Liquidation Date.

Any person holding shares in the Funds on the Liquidation Date will receive a cash redemption amount representing his or her proportionate interest in the net assets of each Fund as of the Liquidation Date, subject to any required withholdings such as charges, taxes, expenses and liabilities (“Liquidating Distribution”). Such Liquidating Distribution received by a shareholder of record may be in an amount that is greater or less than the amount a shareholder might receive if they dispose of their shares on the Cboe prior to market close on June 13, 2025. Additionally, each Fund must declare and distribute to shareholders any realized capital gains and all net investment income. Shareholders remaining in any of the Funds on the Liquidation Date will not be charged any transaction fees by the Funds. Once the distribution is complete, the Funds will terminate. Unless your investment in the Funds is through a tax-deferred retirement account, you will recognize gain or loss for federal income tax purposes (and for most state and local income tax purposes) on a redemption of your shares, upon the final Liquidating Distribution by the Funds, based on the difference between the amount you receive and your tax basis in your shares. Each Fund may make one or more distributions of income and/or net capital gains on or prior to the Liquidation Date, in order to eliminate Fund-level taxes. Please refer to the “Dividends, Other Distributions and Taxes” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation. Plan sponsors or plan administrative agents should notify participants that each Fund is liquidating and should provide information about alternative investment options.

ANY SHAREHOLDERS WHO HAVE NOT SOLD THEIR SHARES OF THE FUNDS IN THE SECONDARY MARKET PRIOR TO THE CLOSING DATE WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THE LIQUIDATION DATE.

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This Supplement should be read in conjunction with the Fund’s Prospectus and SAI. This Supplement, and the Prospectus and SAI, each dated November 30, 2024, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission and are incorporated by reference. These can be obtained without charge by calling 1-866-866-4848.